Table of Contents

USAA Family of Funds                                   1
Message from the President                             2
Investment Review:
    California Bond Fund                               4
    California Money Market Fund                       9
Financial Information:
    Statements of Assets and Liabilities              13
    Portfolios of Investments in Securities:
      California Bond Fund                            15
      California Money Market Fund                    18
    Notes to Portfolios of Investments in Securities  22
    Statements of Operations                          23
    Statements of Changes in Net Assets               24
    Notes to Financial Statements                     25

Important Information:
Through our ongoing efforts to reduce expenses and respond to shareholder requests, your annual and semiannual report mailings are now "streamlined." One copy of each report will be sent to each address, instead of our previous practice of sending one report to every registered owner. For many shareholders and their families, this eliminates duplicate copies, saving paper and postage costs to the Funds.

If you are the primary shareholder on at least one account, prefer not to participate in streamlining, and would like to continue receiving one report per registered account owner, you may request this in writing to:
          USAA Investment Management Company
          Attn: Report Mail
          9800 Fredericksburg Road
          San Antonio, TX 78284-8916
or phone a Mutual Fund Representative at 1-800-531-8448 during business hours.

This report is for the information of the shareholders and others who have received a copy of the currently effective prospectus of the USAA California Funds, managed by USAA Investment Management Company (IMCO). It may be used as sales literature only when preceded or accompanied by a current prospectus which gives further details about the funds.

USAA with the eagle is registered in the U.S. Patent & Trademark Office. (copyright)1996, USAA. All rights reserved.




                    USAA FAMILY OF FUNDS PERFORMANCE SUMMARY

If you own only one or two USAA funds, you may not be aware of the performance of our other funds. This summary is a snapshot of the performance of all 33 funds by investment objective as of September 30, 1996.

______________________________________________________________________________________________
                                                   Average Annual Total Return*
______________________________________________________________________________________________
     Investment                       Inception                                     Since
     Objective                            Date        1 yr      5 yrs    10 yrs    Inception
______________________________________________________________________________________________
Capital Appreciation

Aggressive Growth                      10/19/81      33.19     16.98    14.08        -
Emerging Markets(1)                     11/7/94      10.41       -        -         4.96
Gold(1)                                 8/15/84       1.19      7.93     2.40        -
Growth                                   4/5/71      14.86     13.79    12.67        -
Growth & Income                          6/1/93      18.80       -        -        14.61
International(1)                        7/11/88      15.03     12.73      -        10.21
S&P 500 Index(4)                         5/1/96        -         -        -         7.76 ++
World Growth(1)                         10/1/92      14.79       -        -        13.01
______________________________________________________________________________________________
Asset Allocation

Balanced Strategy                        9/1/95       9.32       -         -        8.97
Cornerstone Strategy(1)                 8/15/84      14.28     12.30     10.57       -
Growth and Tax Strategy(2)**            1/11/89      12.63      9.89       -        9.77
Growth Strategy(1)                       9/1/95      25.37       -         -       23.43
Income Strategy                          9/1/95       5.08       -         -        6.13
______________________________________________________________________________________________

Income - Taxable

GNMA                                     2/1/91       3.98      6.92       -        7.43
Income                                   3/4/74       3.26      7.76      9.17       -
Income Stock                             5/4/87      12.73     12.41       -       12.03
Short-Term Bond                          6/1/93       5.60       -         -        5.29
_______________________________________________________________________________________________

Income - Tax Exempt

Long-Term(2)**                          3/19/82       6.91      7.06      7.52       -
Intermediate-Term(2)**                  3/19/82       5.43      7.02      7.12       -
Short-Term(2)**                         3/19/82       4.51      5.04      5.49       -
California Bond(2)**                     8/1/89       8.34      7.34       -        7.52
Florida Tax-Free Income(2)**            10/1/93       7.30       -         -        3.17
New York Bond(2)**                     10/15/90       6.34      6.80       -        8.29
Texas Tax-Free Income(2)**               8/1/94       8.56       -         -        9.23
Virginia Bond(2)**                     10/15/90       6.98      7.34       -        8.15
_______________________________________________________________________________________________

Money Market

Money Market(3)                          2/2/81       5.33      4.38      5.85     -
Tax Exempt Money Market(2),(3)**         2/6/84       3.45      3.09      4.23     -
Treasury Money Market Trust(3)           2/1/91       5.18      4.16       -      4.28
California Money Market(2),(3)**         8/1/89       3.37      2.98       -      3.65
Florida Tax-Free Money Market(2),(3)**  10/1/93       3.34       -         -      2.99
New York Money Market(2),(3)**         10/15/90       3.35      2.82       -      3.06
Texas Tax-Free Money Market(2),(3)**     8/1/94       3.31       -         -      3.32
Virginia Money Market(2),(3)**         10/15/90       3.24      2.91       -      3.20
_________________________________________________________________________________________


Non-deposit investment products offered by USAA Investment Management Company are not insured by the FDIC, are not deposits or other obligations of, or guaranteed by, USAA Federal Savings Bank, and are subject to investment risks, including possible loss of the principal amount invested.

For more complete information about the mutual funds managed and distributed by USAA IMCO, including charges and expenses, please call 1-800-531-8181 for a prospectus. Read it carefully before you invest.

(1) Foreign investing is subject to additional risks, which are discussed in the funds' prospectuses.
(2) Some income may be subject to state or local taxes or the federal alternative minimum tax.
(3) An investment in a money market fund is neither insured nor guaranteed by the U.S. government and there is no assurance that any of the funds will be able to maintain a stable net asset value of $1 per share.
(4) S&P 500(registered trademark) is a trademark of The McGraw-Hill Companies, Inc., and has been licensed for use. The product is not sponsored, sold or promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in the product.

* Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. The performance data quoted represent past performance and are not an indication of future results. Investment return and principal value of an investment will fluctuate, and an investor's shares, when redeemed, may be worth more or less than their original cost.
**  IRAs are not available for tax-exempt funds. The Growth and Tax
    Strategy Fund is not available as an investment for your IRA because the majority of its income is tax-exempt. California, Florida, New York, Texas, and Virginia funds available to residents only.
++  Cumulative total return since inception.









(A photo of Michael J.C. Roth, President and Vice Chairman of the Board, appears here)


I am writing this message in late October and every day it seems someone asks what effect the election will have on the financial markets. My frank answer is that I don't know. What I prefer to talk about are things that concern me about the markets and things that give me hope.

My greatest concern is the promises we as a nation have made to our citizens coupled with our unwillingness to face the cost of those promises. Some of these promises are highly noble. We have tried to provide decent housing for those in our midst who cannot afford it. With a decent and safe home most people would have the opportunity to seek the education and work that could lift families out of poverty. But effective solutions are very difficult to achieve, and too often we succeed only in creating generations mired in hopeless dependency. We have promised medical care to the poor and the elderly, but the cost of that care runs away from the tax revenues we have dedicated to it. We have promised a safety net, social security, to our elderly, and we did take decisive steps to raise the tax revenue to fund that. But the excess of social security taxes over benefits, which should have built a meaningful trust fund, has been systematically borrowed by the treasury and spent on other current needs. That trust fund consists solely of promises by the federal government which will have to be funded somehow in the future. And then we have quite properly promised our citizens a strong national defense. These are decent and noble promises but they translate to a debt burden whose service requires a large and growing part of what we produce as a nation.

But there is much we are prone to overlook. We forgot in the 80s that the Japanese borrowed heavily from American knowledge and American methods to work their economic miracle. We forget that the freedom of our society, both political and intellectual, draws bright people from all over the world and allows them and our own citizens the opportunity to take risks and reap the rewards. We are a vibrant nation in the forefront of change that is shaping the world. From IMCO's standpoint this means that there are great opportunities for investors.

We tend, at times, to dwell on the problems. USAA, as a citizen of San Antonio and the other great cities in which we have a presence, has confronted these. Hundreds of our employees are mentors in schools. They and others in our company devote their skills and their money to bettering the lives of people in our communities. But while we in the Investment Management Company participate in these endeavors, our attention is focused on the opportunities that abound in the U.S. and other countries. We see, perhaps more clearly than most people, that those opportunities offer great hope to very many people and that great hope offers great opportunity to our investors.

This election is a small step on a long journey.

Sincerely,


Michael J.C. Roth
President and
Vice Chairman of the Board






                              INVESTMENT REVIEW

California Bond Fund

OBJECTIVE: Provide California investors with a high level of current interest income that is exempt from federal and California state income taxes.

Types of Investments: Invests primarily in long-term investment grade California tax-exempt securities.

______________________________________________________________________________

                                                   3/31/96         9/30/96
Net Assets                                     $409.2 Million   $430.6 Million
Net Asset Value Per Share                         $10.43          $10.57
______________________________________________________________________________
Average Annual Total Returns as of 9/30/96
March 31, 1996 to September 30, 1996                              4.33% ++
1 Year                                                            8.34%
5 Years                                                           7.34%
Since inception on August 1, 1989                                 7.52%
++ Total returns for periods of less than one year are not annualized.
This six-month return is cumulative.
______________________________________________________________________________
30-Day SEC Yield on September 30, 1996                            5.47%*
* Calculated as prescribed by the Securities and Exchange Commission.
______________________________________________________________________________



[A graph is shown here which is a comparison of the change in value of a $10,000 investment for the period of 8/1/89 to 9/30/96, with dividends and capital gains reinvested. The ending values for the items graphed are:

   Lehman Brothers Muni. Bond Index     $17,093
   USAA California Bond Fund             16,829 ]






The Lehman Brothers Municipal Bond Index is an unmanaged index that tracks total return performance for the long-term investment grade tax-exempt bond market. All tax-exempt bond funds will find it difficult to outperform such an index, since funds have expenses.

Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. The performance data quoted represent past performance and are not an indication of future results. Investment return and principal value of an investment will fluctuate, and an investor's shares, when redeemed, may be worth more or less than their original cost.





                      Message from the Manager


(A photo of Robert R. Pariseau, CFA, Portfolio Manager, appears here)

A Volatile Market

Since March, bond market investors have held passionate feelings towards the future direction of the economy and interest rates. The problem was that investors did not hold a particular feeling very long. Emotions ranged from elation to depression, mixed with numbing confusion. Interest rate trends, either up or down, lasted only weeks. The reason for such vacillation is quite simple. The economy itself has behaved in fits and starts since late last fall.

From March 31, 1996, to September 30, 1996, the 30-year U.S. Treasury bond (the "Long Bond") started at 6.67%, peaked at 7.19% in June and again in July, and then ended the quarter at 6.92%. Municipal bonds outperformed the Long Bond, as the yield on the Bond Buyer 40 Index, which is the industry standard for the yield of long-term, investment-grade municipal bonds, declined slightly during the same period. In volatile periods such as these, how should a single state municipal fund fit into your investment strategy?

Why a State Municipal Fund?

In a growth-oriented portfolio, municipal bonds provide essential diversification and respectable after-tax total return. For investors who focus on income and are in the 28% and higher federal tax brackets, single state funds typically generate higher tax-equivalent yields than fully taxable funds or tax-exempt national municipal funds of comparable credit quality.

The table below compares the yield of the USAA California Bond Fund with a taxable equivalent investment.

    To match the California Bond Fund's closing 30-Day SEC yield of 5.47% and:
______________________________________________________________________________
                                      Assuming a Marginal Federal Tax Rate of:
                                            28%     31%     36%      39.6%
                                                and
                                      Assuming a California State Tax Rate of:
                                          9.30%     9.30%    9.30%     9.30%
______________________________________________________________________________
    A fully Taxable Investment Must Pay:  8.37%     8.74%    9.42%     9.98%
______________________________________________________________________________


This table is based on a hypothetical investment calculated for illustrative purposes only. It is not an indication of performance for any of the USAA Family of Funds.




Single state funds allow investors to invest close to home where they may be more comfortable with regional economic and fiscal issues. Your fund consists of over 50 different securities all thoroughly researched by experienced credit analysts. Geographic, industry and issuer diversification mitigates the risk of investing in a single state. Proper diversification and credit research are critical, yet daunting tasks for the average investor to achieve on his own with individual bonds.

Although most municipal bonds pay their interest coupons at six-month intervals, mutual funds provide the convenience and efficiency of monthly dividends and automatic reinvestment of interest and other proceeds. As for liquidity, your money is available sooner than the normal 3-day settlement with individual bonds. Convenient periodic statements and worry-free custodial services are additional benefits.

Each business day the mutual fund is "marked to market" by an independent pricing service to reflect fairly the market value of the fund's assets. USAA has three full-time fixed income traders who monitor the pulse of the bond market. Municipals are not traded in an organized exchange with posted quotes. Instead, each trade is the result of a unique negotiation. When we enter the market to buy or sell, our traders are in contact with dozens of market makers, primary dealers and brokers to obtain the best price. The spread, or markup, is the difference between the bid and the asking price. Effectively, it is the broker's compensation for the trade. Because of its greater buying power, the spread for an institution's $1 million block is much smaller than the individual's order for $25,000 of bonds.


Strategy & Outlook

With no real consensus over the future direction of interest rates, the bond market is prone to volatility as investors react to the latest economic data. I continue to pursue tax-exempt income and invest in investment-grade quality securities. Secondarily, I will focus on total return. When pursuing tax-exempt income, I will typically buy bonds with 20-year or longer maturities, although their market values are more sensitive to changes in interest rates. I do not buy exotic derivatives, hedge the portfolio with futures, or try to time the market because no one has demonstrated that they can consistently predict the future direction of interest rates.

Your Fund's Performance

Since municipal rates declined slightly during the same period, your Fund's net asset value (NAV) per share increased $.14 to $10.57, or 1.3%, since March 31, 1996. The Fund's performance compared favorably to its peer group. While past performance is no guarantee of future results, the Fund's annualized dividend yield(1) for the past six months was 5.74%, as compared to Lipper's California Municipal Debt Funds average of 5.01% for the 99 funds in the category.(2) For the same period, the Fund's total return(3) was 4.33%, compared to the Lipper average of 3.39%.

The State of California

In the September Beige Book, the Federal Reserve Board confirmed that California is now well into a broad economic recovery. The state government's finances are another matter. During the recession, the state restrained expenditures to match revenues, but now has minimal cash reserves and a lingering general fund deficit. The limited ability to increase revenues and the relentless pressures of education, prison, healthcare and welfare spending continue to stress budgets. I will follow closely the impact of welfare reform on state and local governments.

[A graph is shown here comparing the 12-month dividend yield of the USAA
 California Bond Fund and the Lipper California Municipal Debt Funds Average from 9/30/90 to 9/30/96. The vertical axis shows the yield and the horizontal axis shows the time period. The values are:

  USAA Calif.
   Bond Fund        6.82    6.53    6.10    5.41    5.84    5.80    5.70
   Lipper. Calif.
   Muni. Debt       6.78    6.40    6.05    5.36    5.77    5.31    5.08 ]
   Funds Avg.

The Lipper California Municipal Debt Funds Average is computed by Lipper Analytical Services, an independent organization that monitors the performance of mutual funds. 12-month dividend yield is computed by dividing income dividends paid during the previous 12 months by the latest month-end net asset value adjusted for capital gains distributions. The graph represents data from 9/30/90 to 9/30/96.

(1) Dividend yield is computed by dividing income dividends paid during the previous 6 months by the latest month-end net asset value adjusted for capital gains distributions and annualizing the result.
(2) Lipper Analytical Services is an independent organization that monitors the performance of mutual funds.
(3) Total returns equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions.

I am not gloomy; quite the contrary, Standard & Poor's Ratings Group and Fitch Investors Services, Inc. just raised the state's credit rating to "A+." As long as tax revenues continue to grow with the economy, state and local governments will have the breathing room to grapple with their fiscal problems. Our analysts remain cautious in regard to county and local municipal lease obligations that rely on annual appropriations. As we go to press, California voters will consider the passage of several interesting Propositions in the November elections regarding healthcare regulation, a reinstatement of the 10% state personal income tax bracket and new restrictions on non-voted local taxes.


                             PORTFOLIO RATINGS/MIX
                              SEPTEMBER 30, 1996

[A pie chart is shown here depicting the Portfolio Ratings/Mix as of September
 30, 1996 for the California Bond Fund to be:
 AAA - 28%, AA - 20%, A -26%, BBB -25% and Cash Equivalents - 1%.]

This chart reflects the highest rating of either Moody's Investors Service, Standard & Poor's Rating Group or Fitch Investors Service. Unrated securities that have been determined by USAA Investment
Management Company to be of equivalent investment quality to category BBB account for .6% of the Fund's investments.

Note: Income may be subject to federal, state or local taxes, or the alternative minimum tax.

See page 15 for a complete listing of the Portfolio of Investments in Securities.





                    Investment Review

California Money Market Fund

OBJECTIVE: Provide California investors with a high level of current interest income that is exempt from federal and California state income taxes, while preserving capital and maintaining liquidity.

Types of Investments: High quality California tax-exempt securities with maturities of 397 days or less. The Fund will maintain a dollar-weighted average portfolio maturity of 90 days or less and will endeavor to maintain a constant net asset value per share of $1.00.*

* An investment in this Fund is neither insured nor guaranteed by the U.S. government, and there can be no assurance that the Fund will be able to maintain a stable net asset value of $1.00 per share.

______________________________________________________________________________
                                                 3/31/96         9/30/96
______________________________________________________________________________
Net Assets                                    $296.3 Million   $314.7 Million
Net Asset Value Per Share                        $1.00           $1.00
______________________________________________________________________________
Average Annual Total Returns as of 9/30/96
March 31, 1996 to September 30, 1996                             1.62% ++
1 Year                                                           3.37%
5 Years                                                          2.98%
Since inception on August 1, 1989                                3.65%
++ Total returns for periods of less than one year are not annualized.
This six-month return is cumulative.
______________________________________________________________________________
7-Day Simple Yield on September 30, 1996                         3.41%
______________________________________________________________________________


[A graph is shown here comparing the 7-day yield of the USAA California Money
 Market Fund and the IBC/Donoghue's State Specific SB & GP (Tax-Free):
 California from 9/95 to 9/96. The vertical axis shows the yield and the horizontal axis shows the time period. The ending value, on 9/30/96, for the USAA California Money Market Fund is 3.41% and the ending value for the IBC Donoghue's State Specific SB & GP (Tax-Free): California is 3.09%.]


Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Past performance is no guarantee of future results and the value of your investment may vary according to the Fund's performance. The graph tracks the Fund's 7-day simple yield against IBC/Donoghue's State Specific SB (Stock Broker) & GP (General Purpose) (Tax-Free): California Money Funds, an average of all major money market fund yields.



                      Message from the Manager

(A photo of John C. Bonnell, CFA, Portfolio Manager, appears here.)


Interest Rates

When 1996 began, interest rates were falling. The Federal Reserve (Fed) lowered the Federal Funds rate (the rate banks charge other banks for overnight loans) by .25% at the end of January. This move proved to be the only action taken so far this year by the Fed. Not long after the Fed's action, however, economic indicators and statistics came out reflecting much stronger growth than expected, sending short-term interest rates higher. With investors trying to anticipate interest rate actions by the Fed and reacting to each economic indicator released, short-term interest rates remained very volatile throughout 1996. Many investors were caught off guard after expecting the Fed to raise the rate .25% to .50% following their September 24th meeting. When the Fed left the Federal Funds rate unchanged, market interest rates fell significantly. Clearly, the true magnitude of economic growth taking place remains elusive. This illustrates why we do not forecast interest rates. It is difficult, if not impossible, for anyone to consistently predict future interest rate movements. Your money market fund strives to meet its objective in any prevailing interest rate environment.


Strategy
Your Fund's success stems from two major advantages. First is the expense ratio. Your Fund's expense ratio was .46% versus an industry average of .63%.* The lower a fund's expense ratio (everything else being equal), the higher the potential return is to you. The second major advantage your fund has is the quality of research provided by our internal research department. Our credit research team, which includes four full-time money market analysts, not only pores over financial statements, but also interrogates the appropriate individuals (often including on-site tours/visits) responsible for repayment of the debt we are considering purchasing for the portfolio. This type of analysis helps avoid problems such as the Orange County bankruptcy, and helps us identify opportunities to enhance performance without taking risks inappropriate for a money market fund. Credit quality and preservation of capital remain top priorities of the Fund.

Our conservative approach to managing the Fund includes strict limits we place on the portfolio regarding diversification. These limits go beyond the rules governing money market funds set forth by the Securities and Exchange Commission (SEC) which are intended to protect the safety and quality of money market funds.

Performance
While past performance is no guarantee of future results, for the 12 months ending 9/30/96 your fund ranked 2 out of 41 California Money Market Funds according to IBC/Donoghue, Inc. with a yield of 3.35%. The average for the category over the same time period was 2.96%.

California
California's broad-based economy continues to expand. The strongest growth has been in export-related industries, business services, retail trade, high technology, entertainment, and tourism. Reflecting these conditions are recent unemployment rates. While still above national levels, California had a 7.1% seasonally adjusted unemployment rate in July 1996, down from 7.8% in July 1995. Improved business activity translated into improved financial operations at the state level, and the elimination of external cash flow borrowing at the end of fiscal 1996. However, continued spending pressures, most notably on education and public safety, will likely hinder the ability of the state to accrue significant financial reserves. While the economic picture is clearly improving in California, we continue to analyze each issue on a case by case basis and remain very selective when investing fund assets.

* Source: IBC/Donoghue's State Specific SB & GP (Tax-Free): California


[A graph is here showing the growth of $10,000 from 8/1/89 to 9/30/96, invested in the USAA California Money Market Fund. The vertical axis shows the dollar amount and the horizontal axis shows the time period. The ending value is $12,935.]

   Past performance is no guarantee of future results and the value of your investment may vary according to the fund's performance. Income may be subject to federal, state or local taxes or to the alternative minimum tax.


An investment in any money market fund is neither insured nor guaranteed by the U.S. government, and there can be no assurance that the Fund will be able to maintain a stable net asset value of $1.00 per share.

See page 18 for a complete listing of the Portfolio of Investments of Securities.



Statements of Assets and Liabilities
(In Thousands)

September 30, 1996
(Unaudited)

                                                              California    California
                                                                 Bond       Money Market
                                                                 Fund          Fund
                                                                ------        ------
Assets
  Investments in securities, at market value
    (identified cost of $404,288 and $321,463,
     respectively)                                            $427,528      $ 321,463
  Cash                                                             141            746
  Receivables:
    Capital shares sold                                             73            284
    Interest                                                     6,843          1,479
                                                             ----------     ---------
      Total assets                                             434,585        323,972
                                                             ----------     ---------
Liabilities
  Securities purchased                                           3,027          8,561
  Capital shares redeemed                                           90            486
  USAA Investment Management Company                               112             82
  USAA Transfer Agency Company                                      20             17
  Accounts payable and accrued expenses                             61             53
  Dividends on capital shares                                      636             54
                                                             -----------    ----------
      Total liabilities                                          3,946          9,253
                                                             -----------    ----------
        Net assets applicable to capital shares outstanding  $ 430,639      $ 314,719
                                                             ===========    ==========
Represented by:
     Paid-in capital                                         $ 414,376      $ 314,719
     Accumulated net realized loss on investments               (6,977)          -
     Net unrealized appreciation of investments                 23,240           -
                                                            ------------    ----------
        Net assets applicable to capital shares outstanding  $ 430,639      $ 314,719
                                                            ============    ==========
     Capital shares outstanding                                 40,724        314,719
                                                            ============    ==========
     Net asset value, redemption price, and offering price
       per share                                            $    10.57      $   1.00
                                                            ============    ==========


See accompanying notes to financial statements.





Categories & Definitions
Portfolios of Investments in Securities

September 30, 1996
(Unaudited)

Fixed Rate Instruments - consist of municipal bonds, notes, and commercial paper. The coupon rate is constant to maturity. Prior to maturity, the price of a fixed-rate instrument generally varies inversely to the movement of interest rates. At maturity, the security pays face value.

Put Bonds - provide the right to tender, or put, the bond for redemption at face value at specific tender dates prior to final maturity. The put feature shortens the effective maturity to the next tender date. Between tender dates, the price of a put bond generally varies inversely to the movement of interest rates.

Variable Rate Demand Notes (VRDN) - provide the right, on any business day, to demand, or put, the security for redemption at face value on either that day or in seven days. The interest rate is adjusted at a stipulated daily, weekly, or monthly interval to a rate that reflects current market conditions. In money market funds, the effective maturity is equal to either the date on which the underlying principal amount may be recovered through demand or the next rate adjustment date consistent with applicable regulatory requirements. In bond funds, the effective maturity is the next put date. Most VRDNs possess a credit enhancement.

Credit Enhancement (CRE) - adds the financial strength of the provider to support the underlying obligor's debt service obligations and/or the put option. The enhancement may be provided by either a high quality bank, insurance company, or other corporation, or a collateral trust. Typically, the rating agencies evaluate the security based upon the credit standing of the credit enhancement.





California Bond Fund
Portfolio of Investments in Securities
(In Thousands)

September 30, 1996
(Unaudited)

  Principal                                            Coupon         Final       Market
  Amount      Security                                  Rate        Maturity       Value
  ------      --------                                 -------     ---------      ------

                  Fixed Rate Instruments (98.8%)
             California (91.8%)
$ 5,240      Alameda Housing Auth. MFH RB,
                Series 1989A                           7.50%        2/20/31      $ 5,382
  4,000      Big Bear Lake Water RB (CRE)              6.38         4/01/22(a)     4,404
 20,000      Central Valley Cogeneration Financing
             Auth. RB                                  6.20         7/01/20       19,924
  7,175      Contra Costa Water District RB,
               Series D (CRE)                          6.38        10/01/22        7,525
 11,000      Department of Water Resources RB,
               Series K                                6.00        12/01/21       11,143
  5,000      Desert Hospital Dist. COP (CRE)           6.39         7/28/20        5,180
             Educational Facilities Auth. RB,
  9,500        Series 1991 (CRE)                       7.15         5/01/21(a)    10,686
  5,000        Series 1992                             6.00         2/15/17        5,073
  1,775        Series 1992                             6.88         9/01/22        1,890
  8,990        Series 1992                             6.50        10/01/22        9,330
  9,000        Series 1994 (CRE)                       6.20         5/01/21        9,288
  8,015        Series 1995                             6.00        10/01/25        8,015
  2,250        Series 1995A                            5.60        12/01/20        2,138
             Encinitas Union School District GO,
    500        Series 1996 (CRE)                       5.85(d)      8/01/20          123
  4,250        Series 1996 (CRE)                       5.85(d)      8/01/21          989
  2,435      Fresno COP                                8.50         5/01/16        2,487
             Health Facilities Financing Auth. RB,
  8,000        Series 1990                             7.50        10/01/10(a)     9,002
  6,500        Series 1990A (CRE)                      7.70         9/01/10        7,133
 35,000        Series 1990A                            6.50        12/01/20       36,637
 11,500        Series 1991 (CRE)                       6.75         6/01/21       12,018
  3,175        Series 1992A (CRE)                      6.38        10/01/22        3,330
  2,000        Series 1994 (CRE)                       6.50         9/01/14        2,047
  5,000        Series 1994A                            6.63         7/01/18        5,261
  4,180     Hollister Joint Powers Financing Auth. RB  5.90        12/01/23        3,963
            Housing Finance Agency Home Mortgage RB,
  1,035        Series 1988F                            7.88         8/01/19        1,072
 10,645        Series 1991F                            6.85         8/01/17       11,139
  5,990        Series 1994A                            6.55         8/01/26        6,204
  3,000     Housing Finance Agency MFH RB,
               Series 1996A (CRE)                     16.05         8/01/27        3,000(c)
  5,455     Imperial Beach MFH RB, Series 1995A        6.45         9/01/25        5,588
  5,000     Metropolitan Water District RB             5.50         7/01/19        4,799
 12,000     Modesto Irrigation District RB,
               Series 1992A (CRE)                      6.13         9/01/19       12,313
  4,000     Mojave Water Agency Improvement
               District GO                             6.60         9/01/22(a)     4,471
  11,195    Pleasanton Joint Powers Financing Auth.
               RB, Series 1993A                        6.15         9/01/12       11,225
            Sacramento Cogeneration Auth. RB,
   6,500       Series 1995                             6.50         7/01/21        6,635
   6,000       Series 1995                             6.00         7/01/22        5,824
   6,130    Sacramento Municipal Utility District
               Electric RB, Series 1987R               6.00         2/01/15        6,062
   7,040    San Diego MFH RB, Series 1995A             6.45         5/01/25        7,191
  13,500    San Joaquin Hills Transportation Corridor
               Agency RB                               6.75         1/01/32       13,911
  40,900    San Joaquin Hills Transportation Corridor
               Agency RB                               5.00         1/01/33       34,150
  11,320    San Mateo Sewer RB, Series 1992 (CRE)      6.30         8/01/17       11,881
  12,455    Southern California Public Power Auth. RB,
               Series 1989 (CRE)                       6.00         7/01/18       12,495
            Statewide Communities Development Auth. COP,
  10,500    Huntington Memorial Hospital (CRE)         5.80         7/01/26       10,410
   4,000       Series 1996A (CRE)                      5.50         9/01/14        3,816
  11,005    Turlock Irrigation District RB,
               Series 1992A (CRE)                      6.25         1/01/12       11,777
            Univ. of California RB,
  12,000       Series 1991A                            6.88         9/01/16(a)    13,548
   8,000       Series 1996 (CRE)                       5.75         7/01/24        7,988
            Watsonville Insured Hospital RB,
   5,000       Series 1995A (CRE)                      6.35         7/01/24        5,137
   1,515       Series 1996A (CRE)                      6.20         7/01/12        1,553
            Puerto Rico (7.0%)
  10,000    Electric Power Auth. RB, Series X          6.13         7/01/21       10,192
            Highway and Transportation Auth. RB,
   4,000       Series 1996Y                            5.50         7/01/26        3,820
  17,000       Series 1996Y                            5.50         7/01/36       16,159
                                                                                ---------
            Total fixed rate instruments (cost: $402,088)                        425,328
                                                                                ---------


                 Variable Rate Demand Note (0.5%)
             California
  2,200      Irvine Ranch Water District RB,
                 Series 1985 (CRE) (cost: $2,200)      3.65        10/01/05        2,200
                                                                              -----------
             Total investments (cost: $404,288)                                $ 427,528
                                                                               =========

                   Portfolio Summary By Industry
                   -----------------------------

          Hospitals                           18.9 %
          Electric Power                      16.9
          Toll Roads                          11.2
          Escrowed Securities                  9.8
          Education                            8.3
          Water Utilities                      8.3
          Special Assessment/Tax/Fee           7.2
          Multi-Family Housing                 4.9
          Single-Family Housing                4.3
          Sewer                                3.7
          Nursing Care                         2.8
          Healthcare - Miscellaneous           1.2
          Other                                1.8
                                            ---------
          Total                               99.3 %
                                            =========






California Money Market Fund
Portfolio of Investments in Securities
(In Thousands)

September 30, 1996
(Unaudited)


  Principal                                            Coupon         Final       Market
  Amount      Security                                  Rate        Maturity       Value
  ------      --------                                 -------     ---------      ------
             Variable Rate Demand Notes (73.8%)
             California
$  1,100     Auburn Union School District COP,
               Series 1993 (CRE)                        3.90%       12/01/21     $ 1,100
   3,100     Azusa MFH RB, Series 1994 (CRE)            4.10         7/15/15       3,100
   4,000     Central Unified School District COP,
               Series 1995 (CRE)                        4.10         6/01/15       4,000
   9,700     Corona MFH RB, Series 1985B (CRE)          3.93         2/01/05       9,700(b)
   3,700     Covina Redevelopment Agency MFH RB,
               Series 1994A (CRE)                       4.10        12/01/15       3,700
   2,100     Educational Facilities Auth. RB,
               Series 1996A (CRE)                       3.70         7/01/26       2,100
  13,425     Fontana COP, Series 1991 (CRE)             4.70         7/01/21      13,425
             Foothill/Eastern Transportation Corridor
               Agency RB,
   3,400       Series 1995B (CRE)                       3.65         1/02/35       3,400
   2,200       Series 1995D (CRE)                       3.80         1/02/35       2,200
   5,900       Series 1995E (CRE)                       3.75         1/02/35       5,900
   5,100     Health Facilities Financing Auth. RB,
               Series 1991B (CRE)                       3.75         8/01/21       5,100
   4,900     Huntington Beach MFH RB, Series 1985A
               (CRE)                                    4.00         2/01/10       4,900
   1,900     Irvine Ranch Water District RB,
               Series 1985 (CRE)                        3.65        10/01/05       1,900
  10,400     Irvine Special Assessment District 85-7
               Improvement Bonds (CRE)                  3.60         9/02/11      10,400
  15,000     Kern Community College District COP,
               Series 1995 (CRE)                        4.45         1/01/25      15,000
   7,000     Loma Linda Water RB, Series 1995 (CRE)     4.10         6/01/25       7,000
   3,000     Los Angeles Community Redevelopment Agency
               MFH RB, Series 1985 (CRE)                3.90        12/01/05       3,000
     800     Merced IDA RB, Series 1989 (CRE)           3.85        12/01/97         800
   4,400     Monrovia Redevelopment Agency COP,
               Series 1984 (CRE)                        3.85        12/01/14       4,400
             Orange County Apartment Development RB,
   8,100       Series 1984D (CRE)                       3.93         8/01/19       8,100
  14,450       Series 1992B (CRE)                       4.15        11/01/05      14,450
   2,600     Otay Water District COP, Series 1996 (CRE) 3.60         9/01/26       2,600
             Pollution Control Financing Auth. PCRB,
   5,000       Series 1985 (CRE)                        3.68        12/01/00       5,000
  12,900       Series 1996F (CRE)                       3.90        11/01/26      12,900
   3,180     Riverside County Housing Auth. MFH RB,
               Series 1986F (CRE)                       3.90        12/01/16       3,180
   5,000     San Bernardino County COP, Series 1996
                (CRE)                                   4.20        11/01/25       5,000
             San Bernardino County MFH RB,
   3,850        Series 1985A (CRE)                      3.93         6/01/05       3,850(b)
   1,500        Series 1985B (CRE)                      3.93         6/01/05       1,500(b)
  12,945        Series 1989A (CRE)                      3.75         5/01/06      12,945
   5,200     San Bernardino IDA RB, Series 1992 (CRE)   3.90         2/01/12       5,200
   7,700     San Diego MFH RB, Series 1993A (CRE)       4.20        12/01/15       7,700
   7,210     Statewide Communities Development Auth.
                Apartment Development RB,
                Series 1995D (CRE)                      4.05        12/01/22       7,210
             Statewide Communities Development Auth. COP,
   2,200        Covenant Retirement Communities,
                Series 1992 (CRE)                       3.85        12/01/22       2,200
   4,075     Institute for Defense Analysis,
                Series 1992 (CRE)                       3.85        11/01/22       4,075
   4,000     Kaiser Foundation Hospital, Series 1995    3.80        12/01/15       4,000
   4,100     St. Joseph Health System, Series 1993      3.80         7/01/08       4,100
  24,000     Torrance Hospital RB, Series 1992 (CRE)    3.80         2/01/22      24,000
   1,700     Union City MFH RB, Series 1989B (CRE)      3.75        11/01/07       1,700
   1,490     Visalia Public Finance Auth. RB,
                Series 1996 (CRE)                       3.70        10/01/26       1,490
             Total variable rate demand notes                                    --------
                 (cost: $232,325)                                                232,325
                                                                                 --------

                       Put Bonds (7.2%)
             California
             Pollution Control Financing Auth. PCRB,
  2,660         Series 1984                             3.70         5/15/02       2,660
  5,260         Series 1984B                            3.70         6/15/05       5,260
  2,000         Series 1996E (CRE)                      3.45        11/01/26       2,000
 12,700      Public Capital Improvement Finance Auth. RB,
                Series 1988C (CRE)                      3.80         6/01/28      12,700
                                                                                  -------
             Total put bonds (cost: $22,620)                                      22,620
                                                                                  -------

                 Fixed Rate Instruments (21.1%)
             California (16.4%)
  5,000      Contra Costa Community College District
                 TRAN, Series 1996                      4.50         6/30/97       5,025
  4,000      Hesperia Unified School District TRAN,
                 Series 1996                            4.25         6/30/97       4,012
  8,500      Long Beach TRAN, Series 1996-97            4.75        10/09/97       8,561(c)
  4,200      North County Schools Financing Auth.
                 TRAN, Series 1996                      4.75         7/01/97       4,218
  1,100      Orange County Municipal Water District CP,
                 Series 1994 (CRE)                      3.60        11/05/96       1,100
  3,000     Rialto Unified School District TRAN,
                 Series 1996                            4.50         7/11/97       3,013
  6,500     Riverside County Transportation Commission
                 CP Notes (CRE)                         3.55        10/02/96       6,500
  6,500     San Jose Unified School District TRAN,
                 Series 1996                            4.50         8/05/97       6,529
  7,530     Santa Cruz County Teeter Plan TRAN,
                 Series 1995-96 (CRE)                   4.50         6/26/97       7,556
  5,000     Yuba Community College TRAN, Series 1995-96 4.25        11/21/96       5,004

            Puerto Rico (4.7%)
 10,000     Government Development Bank CP              3.25        10/01/96      10,000
  5,000     Government Development Bank CP              3.20        10/01/96       5,000
                                                                              ----------
            Total fixed rate instruments (cost: $66,518)                          66,518
                                                                               ---------
            Total investments (cost: $321,463)                                 $ 321,463
                                                                               =========


         Portfolio Summary By Industry

          Multi-Family Housing                   24.4%
          Education                              15.5
          Hospitals                              11.8
          Special Assessment/Tax/Fee              6.1
          Buildings                               5.9
          Bank Holding Companies - Other Major    4.8
          Electric Power                          4.7
          Finance - Municipal                     4.0
          Toll Roads                              3.6
          Water Utilities                         3.4
          Hotel/Motel                             3.0
          General Obligations                     2.7
          Retirement Homes                        2.6
          Oil - International                     2.5
          Sales Tax Obligations                   2.1
          Pollution Control                       1.6
          Specialized Services                    1.3
          Other                                   2.1
                                             ----------
          Total                                 102.1%
                                             ==========






Notes to Portfolios of Investments in Securities
(In Thousands)

September 30, 1996
(Unaudited)


General Notes
Values of securities are determined by procedures and practices discussed in note 1 to the financial statements.

The cost of securities for federal income tax purposes is approximately the same as that reported in the financial statements.

The percentages shown represent the percentage of the investments to net assets.

Portfolio Description Abbreviations

          COP   Certificate of Participation
          CP    Commercial Paper
          CRE   Credit Enhanced
          GO    General Obligation
          IDA   Industrial Development Authority/Agency
          MFH   Multi-Family Housing
          PCRB  Pollution Control Revenue Bond
          RB    Revenue Bond
          TRAN  Tax Revenue Anticipation Notes


Specific Notes
(a)  Pre-refunded to various dates prior to maturity at the call price.

(b) These securities were purchased within the terms of a private placement memorandum and are subject to a seven day demand feature. Under procedures adopted by the Board of Directors, the adviser has determined that these securities are liquid. At September 30, 1996, these securities represented 4.8% of the California Money Market Fund's net assets.
(c) At September 30, 1996, the cost of securities purchased on a delayed delivery basis for the California Bond Fund and California Money
    Market Fund was $3,000 and $8,561, respectively.
(d) Zero Coupon security. Rate represents the effective yield at date of purchase.

See accompanying notes to financial statements.





Statements of Operations
(In Thousands)

Six-month period ended September 30, 1996
(Unaudited)

                                                                    California
                                                   California     Money Market
                                                     Bond Fund        Fund
                                                    -----------    ------------

Net investment income:
     Interest income                                  $ 12,982       $ 5,580
                                                      --------       --------
     Expenses:
      Management fees                                      667           489
      Transfer agent's fees                                116           100
      Custodian's fees                                      48            53
      Postage                                               12            12
      Shareholder reporting fees                             7             9
      Directors' fees                                        2             2
      Registration fees                                      5             8
      Audit fees                                            13            13
      Legal fees                                             4             4
      Other                                                  8             5
                                                        --------      ------
             Total expenses                                882           695
                                                        --------      ------
                  Net investment income                 12,100         4,885
                                                        --------      ------
Net realized and unrealized gain on investments:
      Net realized gain                                    669            -
      Change in net unrealized appreciation/depreciation 5,329            -
                                                        --------      -------
                  Net realized and unrealized gain       5,998            -
                                                       --------     ---------
Increase in net assets resulting from operations  $     18,098       $ 4,885
                                                       ========     =========



See accompanying notes to financial statements.












Statements of Changes in Net Assets
(In Thousands)

Six-month period ended September 30, 1996 and Year ended March 31, 1996 (Unaudited)

                                                  California            California
                                                   Bond Fund         Money Market Fund
                                             9/30/96   3/31/96      9/30/96   3/31/96
                                             -------   -------      -------   -------
From operations:
   Net investment income                   $ 12,100    $ 22,825      $4,885   $ 9,711
   Net realized gain on investments             669       3,356         -          -
   Change in net unrealized appreciation/
     depreciation of investments              5,329       8,681         -          -
                                            -------     -------       -----     ------
     Increase in net assets resulting from
        operations                           18,098      34,862       4,885      9,711
                                            -------     -------       ------     ------
Distributions to shareholders from:
   Net investment income                    (12,100)    (22,825)     (4,885)    (9,711)
                                            -------     --------     --------   -------
From capital share transactions:
   Proceeds from shares sold                 33,271      64,140     181,874    262,179
Shares issued for dividends reinvested        8,396      16,097       4,552      8,964
   Cost of shares redeemed                  (26,206)    (55,971)   (168,056)  (241,558)
                                            --------    --------   ---------  ---------
     Increase in net assets from
        capital share transactions           15,461      24,266      18,370     29,585
                                            --------    --------   ---------   --------
Net increase in net assets                   21,459      36,303      18,370     29,585
Net assets:
     Beginning of period                    409,180     372,877     296,349    266,764
                                            --------    --------   ---------   --------
     End of period                        $ 430,639    $409,180    $314,719   $296,349
                                          =========    =========   ========   =========
Change in shares outstanding:
     Shares sold                              3,197       6,158     181,874    262,179
     Shares issued for dividends reinvested     804       1,543       4,552      8,964
     Shares redeemed                         (2,521)     (5,376)   (168,056)  (241,558)
                                          ----------    --------   ---------  ---------
       Increase in shares outstanding         1,480       2,325      18,370     29,585
                                          ==========    ========   =========   ========
Authorized shares of $.01 par value          50,000      50,000     425,000    425,000
                                          ==========    ========   =========   ========


See accompanying notes to financial statements.








Notes to Financial Statements


September 30, 1996
(Unaudited)

(1) Summary of Significant Accounting Policies USAA Tax Exempt Fund, Inc. (the Company), registered under the Investment Company Act of 1940, as amended, is a diversified, open-end management investment company incorporated under the laws of Maryland consisting of ten separate funds.
The information presented in this semiannual report pertains only to the California Bond Fund and California Money Market Fund (the Funds). The
Funds have a common objective of providing California investors with a high level of current interest income that is exempt from federal and California state income taxes. The California Money Market Fund has a further objective of preserving capital and maintaining liquidity.

A. Security valuation - Investments in the California Bond Fund are valued each business day by a pricing service (the Service) approved by the Company's Board of Directors. The Service uses the mean between quoted bid and asked prices or the last sale price to price securities when, in the Service's judgement, these prices are readily available and are representative of the securities' market values. For many securities, such prices are not readily available. The Service generally prices these securities based on methods which include consideration of yields or prices of municipal securities of comparable quality, coupon, maturity and type, indications as to values from dealers in securities, and general market conditions. Securities which are not valued by the Service, and all other assets, are valued in good faith at fair value using methods determined by the Manager under the general supervision of the Board of Directors. Securities purchased with maturities of 60 days or less and, pursuant to Rule 2a-7 of the Investment Company Act of 1940, as amended, all securities in the California Money Market Fund are stated at amortized cost which approximates market value.

B. Federal taxes - Each Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its income to its shareholders. Therefore, no federal income or excise tax provision is required.

C. Investments in securities - As is common in the industry, security transactions are accounted for on the date the securities are purchased or sold (trade date). Gain or loss from sales of investment securities is computed on the identified cost basis. Interest income is recorded daily on the accrual basis. Premiums and original issue discounts are amortized over the life of the respective securities. Market discounts are not amortized. Any ordinary income related to market discounts is recognized upon disposition of the bonds. The Funds concentrate their investments in California municipal securities and therefore may be exposed to more credit risk than portfolios with a broader geographical diversification.

D. Use of estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.

(2)  Lines of Credit
The Funds participate with other USAA funds in two joint short-term revolving loan agreements totaling $850 million through January 14, 1997, one with USAA Capital Corporation (CAPCO), an affiliate of the Manager ($750 million uncommitted), and one with an unaffiliated bank ($100 million committed). The purpose of the agreements is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Subject to availability under these agreements, each Fund may borrow up to a maximum of 15% of its total assets, of which only 5% may be borrowed from CAPCO, at the lending institution's borrowing rate plus a markup. The Funds had no borrowings under either of these agreements during the six-month period ended September 30, 1996.

(3)  Distributions
Net investment income is accrued daily as dividends and distributed to shareholders monthly. All net investment income available for distribution was distributed at September 30, 1996.

Distributions of realized gains from security transactions not offset by capital losses are made in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes. At September 30, 1996, the California Bond Fund had capital loss carryovers for federal income tax purposes of approximately $6,977,000 which, if not offset by subsequent capital gains will expire in 2003. It is unlikely that the Board of Directors of the Company will authorize a distribution of capital gains realized in the future until the capital loss carryovers have been utilized or expire.

(4)  Investment Transactions
Purchases and sales/maturities of securities, excluding short-term securities, for the six-month period ended September 30, 1996 for the California Bond Fund were $63,388,409 and $46,498,395, respectively. Purchases and sales/maturities of securities for the six-month period ended September 30, 1996 for the California Money Market Fund were $667,089,018 and $638,630,900, respectively.

Gross unrealized appreciation and depreciation of investments at September 30, 1996 for the California Bond Fund was $23,443,397 and $202,838, respectively.

(5)  Transactions with Manager
A. Management fees - The investment policies of the Funds and the management of the Funds' portfolios is carried out by USAA Investment Management Company (the Manager). Management fees are computed as a percentage of aggregate average net assets (ANA) of both Funds combined, which on an annual basis is equal to .50% of the first $50,000,000, .40% of that portion over $50,000,000 but not over $100,000,000, and .30% of that portion over $100,000,000. These fees are allocated on a proportional basis to each Fund monthly based upon ANA.

B. Transfer agent's fees - USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services, an affiliate of the Manager, provides transfer agent services to the Company. Shareholder accounting service fees are based on an annual charge per shareholder account plus out-of-pocket expenses.

C. Underwriting agreement - The Company has an agreement with the Manager for exclusive underwriting and distribution of the Funds' shares on a continuing best efforts basis. The agreement provides that the Manager will receive no fee or other remuneration for such services.






Notes to Financial Statements (continued)
California Bond Fund

September 30, 1996
(Unaudited)

(6) Financial Highlights
Per share operating performance for a share outstanding throughout each period is as follows:


                             Six-Month
                           Period Ended
                            September 30,                  Year Ended March 31,
                                                          -----------------------
                                1996           1996           1995           1994          1993             1992
                                ----           -----          -----          ----         ------          -------

Net asset value at
     beginning of period     $  10.43       $  10.10       $  10.03       $  10.75        $ 10.25        $  9.98
Net investment income             .30            .60            .59            .59            .62            .66
Net realized and
     unrealized gain (loss)       .14            .33            .07           (.52)           .62            .27
Distributions from net
     investment income           (.30)          (.60)          (.59)           (.59)          (.62)          (.66)
Distributions of realized
     capital gains                  -             -              -            (.20)          (.12)             -
                                -------       --------        -------       ---------    ----------      ---------
Net asset value at
     end of period           $  10.57       $  10.43       $  10.10        $  10.03        $ 10.75        $  10.25
                                =====          ======        =======         ========      ========       ========
Total return (%) *               4.33           9.35           6.89             .31          12.56            9.52
Net assets at end
     of period ($000)        $430,639       $409,180       $372,877       $382,766       $386,933       $305,834
Ratio of expenses to
     average net assets (%)       .42(a)         .42            .44            .44            .46            .48
Ratio of net investment
     income to average
    net assets (%)               5.82(a)        5.74           5.98           5.40           5.94           6.44
Portfolio turnover (%)          11.37          23.09          28.86         102.85          86.53          50.61

(a)  Annualized. The ratio is not necessarily indicative of 12 months of operations.
 *   Assumes reinvestment of all dividend income and capital gains distributions during the period.





Notes to Financial Statements (continued)
California Money Market Fund

September 30, 1996
(Unaudited)

(6) Financial Highlights (continued)

Per share operating performance for a share outstanding throughout each period is as follows:

                             Six-Month
                           Period Ended
                           September 30,                 Year Ended March 31,
                          ---------------               ----------------------
                               1996            1996            1995           1994          1993            1992
                              ------           -----          ------          -----         -----          -----


Net asset value at
     beginning of period    $   1.00        $   1.00       $   1.00       $   1.00       $   1.00       $   1.00
Net investment income            .02              .04           .03             .02            .03           .04
Distributions from net
     investment income          (.02)            (.04)         (.03)           (.02)          (.03)         (.04)
                            ---------         --------       --------       ---------       --------       -------
Net asset value at
     end of period          $   1.00        $    1.00      $    1.00      $    1.00      $    1.00      $   1.00
                            ==========        ========       ========       =========      =========       ======
Total return (%) *              1.62             3.58           2.94           2.22           2.66          4.03
Net assets at end
     of period ($000)       $314,719        $ 296,349      $ 266,764      $ 247,303      $ 219,097      $229,328
Ratio of expenses to
     average net assets (%)      .46(a)           .47            .47            .49            .50           .50
Ratio of net investment
     income to average
     net assets (%)             3.21 (a)         3.52           2.91           2.19           2.63          3.94

(a)  Annualized. The ratio is not necessarily indicative of 12 months of operations.
 *   Assumes reinvestment of all dividend income distributions during the period.